VOTING AGREEMENT

This VOTING AGREEMENT (the "Agreement") is made and entered into as of January 17, 2000, between and among JDS Uniphase Corporation, a corporation incorporated under the laws of the State of Delaware ("JDSU"), and the undersigned stockholder (the "Stockholder") of E-TEK Dynamics, Inc., a corporation organized under the laws of the State of Delaware ("Rainbow"). All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement (as defined below).

RECITALS

    Pursuant to an Agreement and Plan of Reorganization and Merger dated as of the date hereof (the "Merger Agreement") by and among JDSU, Rainbow Acquisition, Inc. a corporation organized under the laws of the State of Delaware ("Sub") and wholly owned subsidiary of JDSU, and Rainbow, Sub is merging with and into Rainbow (the "Merger") and Rainbow, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of JDSU;

    Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the shares of the outstanding Common Stock, $0.001 par value per share, of Rainbow in the amounts indicated on the final page of this Agreement (the "Shares"); and

    In consideration of the execution of the Merger Agreement by JDSU, Stockholder agrees (i) not to transfer or otherwise dispose of any of its Shares, or any other shares of capital stock of Rainbow acquired by such Stockholder hereafter and prior to the Expiration Date (as defined in Section 1.1 below) and (ii) agrees to vote its Shares and any other such shares of capital stock of Rainbow in favor of approval of the Merger.

NOW, THEREFORE, the parties agree as follows:

    Agreement to Retain Shares.

      Transfer and Encumbrance. Stockholder agrees to be subject to such Stockholder's Proxy (as defined in Section 3) and agrees not to transfer (except as may be specifically required by court order), sell, exchange, or pledge prior to the Expiration Date or otherwise dispose of or encumber Stockholder's Shares or any New Shares (as defined in Section 1.2) prior to the Expiration Date, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such term is defined in the Merger Agreement) and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

      New Shares. Stockholder agrees that any shares of capital stock of Rainbow that such Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

    Agreement to Vote Shares. At every meeting of the stockholders of Rainbow called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Rainbow with respect to any of the following, Stockholder agrees such Stockholder shall vote Stockholder's Shares and any New Shares in favor of approval of the Merger Agreement, the Merger, and the transactions contemplated thereby. This Agreement is intended to bind Stockholder as a stockholder of Rainbow only with respect to the specific matters set forth herein.

    Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to JDSU a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law, covering the total number of Shares and New Shares beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by such Stockholder set forth therein.

    Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to JDSU that such Stockholder (i) is the beneficial owner of Stockholder's Shares, which at the date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Rainbow other than Stockholder's Shares (excluding shares as to which such Stockholder currently disclaims beneficial ownership in accordance with applicable law); (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and such Stockholder's Proxy; and (iv) the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby, will not (a) require the consent, waiver, approval, or authorization of any governmental authority or any other person or entity or (b) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Stockholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Stockholder is subject or by which the Stockholder or any of Stockholder's property or assets is bound.

    Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of JDSU, to carry out the purpose and intent of this Agreement.

    Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have. Stockholder further agrees to give such additional consents and waivers as may be reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have. As further clarification, but not limitation, of the foregoing, Stockholder further agrees to waive any registration rights it may have with respect to Stockholder's Shares (including piggyback registration rights) prior to the Expiration Date.

    Termination. This Agreement and the Proxies delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

    Miscellaneous.

      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and insure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

      Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

      Specific Performance; Injunctive Relief. The parties hereto acknowledge that JDSU will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to JDSU upon such violation, JDSU shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to JDSU at law or in equity.

      Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid (effective when delivered by hand or telecopy, one day after dispatch by overnight courier, and three business days after dispatch by mail), as follows:

        if to JDSU or Sub, to:

        JDS Uniphase Corporation

        163 Baypointe Parkway

        San Jose, CA 95134

        Attention: Michael C. Phillips

        Facsimile No.: (408) 954-0540

        Telephone No.: (408) 434-1800

        with a copy to:

        Morrison & Foerster LLP

        425 Market Street

        San Francisco, CA 94105

        Attention: John W. Campbell, Esq.

        Facsimile No.: (415) 268-7522

        Telephone No.: (415) 268-7000

        if to Stockholder, to the address set forth beneath such Shareholder's signature below.

      Governing Law; Forum. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware.

      Entire Agreement. This Agreement and the Proxies contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

      Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

      Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

      Jurisdiction. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of Delaware or in the U.S. District Court for Delaware as the commencing party may elect, and Stockholder hereby accepts the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. In addition, Stockholder hereby irrevocably waives, to the fullest extent permitted by law, any objection which Stockholder may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Delaware or the U.S. District Court for the District of Delaware, as selected by the commencing party, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in Delaware or in such District Court has been brought in an inconvenient forum.

      No Limitation on Actions of Stockholder as Director. Notwithstanding anything to the contrary in this Agreement, in the event Stockholder is a director of the Company, nothing in this Agreement is intended or shall be construed to require Stockholder, in Stockholder's capacity as a director of the Company, to act or fail to act in accordance with Stockholder's fiduciary duties in such capacity.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.

JDS UNIPHASE CORPORATION

By:

Title:

STOCKHOLDER

By:

Stockholder's Address for Notice:

Shares beneficially owned:

_______ shares of Rainbow Common Stock

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

PROXY

TO VOTE STOCK OF

E-TEK DYNAMICS, INC.

The undersigned stockholder of E-Tek Dynamics, Inc., a corporation organized under the laws of the State of Delaware, ("Rainbow"), hereby irrevocably (to the full extent permitted by Section 212 of the Delaware General Corporation Law) appoints Michael C. Phillips and Anthony R. Muller of JDS Uniphase Corporation, a corporation organized under the laws of State of Delaware ("JDSU"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote with respect to all of the shares of capital stock of Rainbow that now are or hereafter may be beneficially owned by the undersigned (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), and any and all other shares or securities of Rainbow issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of Rainbow as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of January 17, 2000, by and among JDSU and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of JDSU entering into that certain Agreement and Plan of Reorganization and Merger, dated as of January 17, 2000, by and among Rainbow, JDSU and Rainbow Acquisition, Inc., a corporation organized under the laws of the State of Delaware ("Sub") and wholly owned subsidiary of JDSU (the "Merger Agreement"). The Merger Agreement provides for the merger of Sub with and into Rainbow (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such term is defined in the Merger Agreement) and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of Rainbow and in every written consent in lieu of such meeting in favor of approval of the Merger and the Merger Agreement. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 17, 2000

(Signature of Stockholder)

(Print Name of Stockholder)

Shares beneficially owned:

_______ shares of Rainbow Common Stock